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                                                                   Exhibit 10.65

               BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

          This Bill of Sale, Assignment and Assumption Agreement (this "Agreement") is made as of March ___, 2000, by and between CAIS Software Solutions, Inc., a California corporation ("Buyer"), and QuickATM, LLC, a California limited liability company ("Seller").

                                   RECITALS:

          Pursuant to that certain Asset Purchase Agreement, dated as of March ____, 2000, by and among Seller, Buyer and CAIS Internet, Inc., a Delaware corporation and the parent company of Buyer (the "Asset Purchase Agreement"), Buyer has agreed to purchase from Seller and Seller has agreed to sell, transfer, assign, convey and deliver to Buyer the "Assets" (as such term is defined in the Asset Purchase Agreement). All other capitalized terms used, but not defined, herein shall also have those meanings assigned to them in the Asset Purchase Agreement.

          NOW, THEREFORE, pursuant to Section 2.1 of the Asset Purchase Agreement and in consideration of the premises set forth in the Asset Purchase Agreement and for good and valuable consideration as set forth therein, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

Section 1.  Transfer and Assignment of the Assets.  In accordance with and
            -------------------------------------
subject to all the terms and conditions of the Asset Purchase Agreement, Seller hereby irrevocably sells, assigns, grants, conveys, transfers and delivers (the "Transfer") to Buyer, its successors and assigns, all of Seller's right, title and interest in and to the Assets.

Section 2.  Assumed Liabilities.  In consideration for the Transfer of the
            -------------------
Assets on the date hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, by this Agreement, hereby assumes and becomes responsible for all liabilities and obligations with respect to, and becomes fully responsible for, the Assumed Liabilities.

Section 3.  Waiver of Moral Rights.  Except to the extent that any such waiver
            ----------------------
is prohibited by law, Seller hereby waives the benefits of any provision of law known as "moral rights" or any similar law in any country of the world (including under Section 106A of the U.S. Copyright Act of 1976, as amended) and agrees not to institute, support, maintain or permit any action or lawsuit on the ground that any Asset or any version of any Asset used, modified or exploited by Buyer, its assignees or licensees, in any way constitutes an infringement of any of Seller's moral rights or is in any way a defamation or mutilation of such Asset or any part thereof or contains unauthorized variations, alterations, modifications, changes or translations.

Section 4.  Further Assurances.  If at any time at or after the date hereof
            ------------------
Buyer either considers or is advised that any deed, other instrument of conveyance or Transfer,
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assignment, assumption or assurance or other documentation or the taking of any other act is necessary, desirable or proper to vest, perfect or confirm in Buyer, its successors or assigns, of record or otherwise, the title to any of the Assets, Seller agrees, at Buyer's expense, to execute and deliver all such reasonable deeds, instruments, assignments, assumptions, assurances and documents and to do all things reasonably necessary, desirable or proper to vest, perfect or confirm title to such Assets in Buyer, its successors or assigns, and otherwise to carry out the purposes of this Agreement. Seller agrees, at Buyer's expense, to assist Buyer, its successors or assigns, in every proper way to protect Buyer's, its successors' or assigns', rights in the Assets throughout the world, including, without limitation, executing in favor of Buyer, its successors or assigns, patent, copyright, and other applications and assignments relating to the Assets.

Section 5. Seller agrees not to challenge the validity of the ownership by Buyer, its successors and assigns, of any of the Assets.

Section 6.  Delivery.  Seller hereby represents that all Assets and components
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thereof have been delivered to Buyer as of the date hereof; provided, however, that from and after the date hereof, if Seller becomes aware of any Asset in its possession that was not delivered to Buyer as of the date hereof, Seller shall, at Seller's expense, promptly notify Buyer of any such Asset, and deliver any such Asset to Buyer in accordance with Buyer's reasonable instructions.
Seller's failure to deliver any Asset hereunder shall, under no circumstances, give rise to any monetary damages or liability whatsoever under this Agreement, and Seller's only obligations (and Buyer's only remedy) under this Agreement is to cause the prompt delivery of such Asset to Buyer.

Section 7.  Notices.  Any notices authorized to be given hereunder shall be in
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writing and deemed given, if delivered personally or by overnight courier, on the date of delivery, if a Business Day, or if not a Business Day, on the first Business Day following delivery, or if mailed, three days after mailing by registered or certified mail, return receipt requested, and in each case, addressed, as follows:

          If to Buyer:

          CAIS Software Solutions, Inc.
          1255 22nd Street, N.W.
          Washington, D.C.  20037
          Attention:   ____________
          Telecopier:  (202) 463-7190

          with a copy to:

          Morrison & Foerster LLP
          2000 Pennsylvania Avenue, N.W.
          Washington, D.C.  20006
          Attention:  Morris F. DeFeo, Jr., Esquire
          Telecopier:  (212) 887-0763

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          If to Seller:

          QuickATM, LLC
          2437 Durant Avenue, Suite 207
          Berkeley, California  94704
          Attention:  Clifford S. Orloff
          Fax:   _____________________

          with a copy to:

          Irell & Manella LLP
          1800 Avenue of the Stars, Suite 900
          Los Angeles, California 90067
          Attention:  Rob Zeitinger, Esq.
          Fax:  (310) 203-7199


or if delivered by facsimile, on a Business Day before 4:00 PM local time of the addressee, on transmission confirmed electronically, or if at any other time or day on the first Business Day succeeding transmission was confirmed electronically, to the facsimile numbers provided above, or to such other address or facsimile number as any party shall specify to the other, pursuant to the foregoing notice provisions.

Section 8.  Counterparts.  This Agreement may be executed by facsimile and in
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multiple counterparts, which, when taken together, shall be deemed a single original instrument.

Section 9.  Governing Law.  This Agreement shall be governed in all respects by
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the laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether of California or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of California).

Section 10.  Succession and Assignment.  Except as otherwise provided herein,
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the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party may assign any of its rights or obligations hereunder without the express written consent of the other parties hereto, which consent may not be unreasonably withheld or delayed.

Section 11.  Entire Agreement.  This Agreement and the Asset Purchase Agreement
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(i) set forth the entire agreement of the parties respecting the subject matter hereof, (ii) supersede any prior and contemporaneous understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof, and (iii) may not be amended orally, and no right or obligation of any party may be altered, except as expressly set forth in a writing signed by the parties thereto.

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          IN WITNESS WHEREOF, Seller and Buyer have duly executed or caused this
Agreement to be duly executed on the date first above written.

                              QUICKATM, LLC


                              By:   _________________________
                              Name:
                              Title:

SUBSCRIBED AND SWORN TO BEFORE ME IN THE
_____________________________________ THIS
________ DAY OF MARCH, 2000

Notary Signature:  ____________________________
My Commission Expires:  _______________________

                              CAIS SOFTWARE SOLUTIONS, INC.


                              By:   _________________________
                              Name:
                              Title:

SUBSCRIBED AND SWORN TO BEFORE ME IN THE
_____________________________________ THIS
________ DAY OF MARCH, 2000

Notary Signature:  ____________________________
My Commission Expires:  _______________________

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